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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: FEBRUARY 14, 2002                    COMMISSION FILE NO. 2-28596


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


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
                    DELAWARE                                                     31-4156830
(State or other jurisdiction of incorporation or                    (I.R.S. Employer Identification No.)
                  organization)
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                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
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ITEM 5.       OTHER EVENTS.

              The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of and for the year ended December 31, 2001 is unaudited.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits.

                  Exhibit 99.1 Condensed Consolidated Financial Information of Nationwide Life Insurance Company.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONWIDE LIFE INSURANCE COMPANY
                                               ---------------------------------
                                                       (Registrant)


Date: February 14, 2002               /s/Mark R. Thresher
                                      ------------------------------------------
                                      Mark R. Thresher
                                      Senior Vice President - Finance
                                      - Nationwide Financial
                                      (Chief Accounting Officer)